Exhibit 10.3



                               FIRST AMENDMENT TO
                MANAGEMENT SERVICES AND ADMINISTRATIVE AGREEMENT

         This FIRST AMENDMENT TO MANAGEMENT SERVICES AND ADMINISTRATIVE AGREEMENT (this "Amendment") is made effective as of the 1st day of October 2003 by and between BioDelivery Science International, Inc., a Delaware corporation ("BDSI"), and Bioral Nutrient Delivery, LLC, a Delaware limited liability company ("BND").

         WHEREAS, BDSI and BND are parties to that certain Management Services and Administrative Agreement, dated April 1, 2003 (the "Agreement");

         WHEREAS, pursuant to Section 18 of the Agreement, amendments to the Agreement may be made in a writings signed by BDSI and BND;

         WHEREAS, BDSI and BND desire to amend the Agreement in the manner set forth in this Amendment.

         NOW, THEREFORE, in light of the foregoing and intending to be legally bound, BDSI and BND hereby amend the Agreement as follows:

         1. Capitalized Terms. Unless otherwise defined herein, all capitalized terms used but not defined herein shall have the meanings ascribed such terms in the Agreement.

         2. Extension of Initial Term. In order to effect the extension of the Initial Term, the first sentence of Section 1 of the Agreement is hereby deleted in its entirety and replaced with the following sentence:

         "The term of this Agreement shall begin as of the Effective Date and, unless sooner terminated in accordance with subsections (a), (b) or (c) of this
Section 1 or any other provision of this Agreement, shall continue until December 31, 2004 (such term, the "Initial Term")."

         3. No Further Amendment. Except as amended hereby, the Agreement remains unchanged and in full force and effect.




                            [Signature Page Follows]

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.


                                    BIODELIVERY SCIENCES INTERNATIONAL, INC.


                                    By:  /s/ Francis E. O'Donnell, Jr.
                                        ----------------------------------------
                                        Name:  Francis E. O'Donnell, Jr., M.D.
                                        Title:    President and CEO



                                    BIORAL NUTRIENT DELIVERY, LLC


                                    By:  /s/ James A. McNulty
                                        ----------------------------------------
                                        Name:  James A. McNulty
                                        Title:   Secretary, Treasurer and CFO


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